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              [LETTERHEAD: WOLINETZ, GOTTLIEB & LAFAZAN, P.C.]




                                                September 12, 1996




Securities and Exchange Commission
450 fifth Street, N.W.
Washington, D.C. 20549

Re: U.S. Drug Testing, Inc.
    Report on Form 8-K as of
        November 3, 1995
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Gentlemen:

We have read Item 4 included in the attached Form 8-K November 3, 1995 of U.S. Drug Testing,Inc. as filed with the Securities and Exchange Commission and are in agreement with the statements contained therein.

                                        Very truly yours,


                                    /s/ WOLINETZ, GOTTLIEB & LAFAZAN,P.C.
                                    -------------------------------------
                                        WOLINETZ, GOTTLIEB & LAFAZAN,P.C.